SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 18, 2002 (June 17, 2002)
Date of report (Date of earliest event reported)

MISSISSIPPI VALLEY BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Missouri	000-22008	43-1336298
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13205 Manchester Road, St. Louis, Missouri	63131
(Address of Principal Executive Offices)	(Zip Code)

(314) 543-3512
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

MISSISSIPPI VALLEY BANCSHARES, INC.

FORM 8-K

Item 5:    Other Events.

Mississippi Valley Bancshares, Inc. (“MVBI”) and Marshall & Ilsley Corporation (“M&I”) announced on June 17, 2002, that MVBI and M&I have entered into a definitive agreement pursuant to which M&I will, subject to shareholder and regulatory approvals, acquire MVBI. The agreement and plan of merger and the press release relating to the acquisition are attached hereto as exhibits and are incorporated herein by reference.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

See the Exhibit Index attached to this report and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSISSIPPI VALLEY BANCSHARES, INC

By:	/s/ PAUL M. STRIEKER
Paul M. Strieker Executive Vice President, Controller and Chief Financial Officer

Date: June 17, 2002

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger between Mississippi Valley Bancshares, Inc. and Marshall & Ilsley Corporation dated as of June 17, 2002.

99.1	Press Release dated June 17, 2002.

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